UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 22, 2009

HERBST GAMING, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-71044	88-0446145
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3440 West Russell Road, Las Vegas, NV  89118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (702) 889-7695

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  Other Events.

As previously disclosed, Herbst Gaming, Inc. (the “Company”) and certain of its subsidiaries (the “Subsidiary Guarantors”) have filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”).  On July 22, 2009, the Company and the Subsidiary Guarantors (collectively, the “Debtors”) filed with the Bankruptcy Court an amended joint plan of reorganization (the “Plan”).  A copy of the Plan as filed with the Bankruptcy Court is attached hereto as Exhibit 99.1.  A proposed disclosure statement related to the Plan was approved by the Bankruptcy Court, subject to certain modifications, on July 27, 2009. An amended disclosure statement is expected to be filed with the Bankruptcy Court in the near term.

Bankruptcy law does not permit solicitation of acceptances of a plan of reorganization until the bankruptcy court approves the disclosure statement relating to such plan.  Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective only if it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court.

Forward-looking information

The documents referred to herein contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of the Company and its management.  Any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to: (i) the Company’s ability to continue as a going concern; (ii) the Company’s ability to obtain court approval with respect to motions in the Chapter 11 Cases; (iii) the ability of the Company to confirm and consummate one or more plans of reorganization with respect to the Chapter 11 Cases; (iv) risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; (v) the ability of the Company to obtain and maintain normal terms with vendors and service providers; (vi) the Company’s ability to maintain contracts that are critical to its operations; (vii) the potential adverse impact of the Chapter 11 Cases on the Company’s liquidity or results of operations; (viii) the ability of the Company to attract, motivate and/or retain key executives and employees; (ix) the ability of the Company to attract and retain customers and (x) other risks and factors regarding the Company and the gaming industry identified from time-to-time in the Company’s reports filed with the SEC.  All information set forth herein and the documents referred to herein is as of the respective dates of the documents in which such information is contained, and the Company undertakes no duty to update this information.

ITEM 9.01  Financial Statements and Exhibits.

(d) Exhibits

99.1  Debtors’ Amended Joint Plan of Reorganization filed July 22, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERBST GAMING, INC.

Date: July 28, 2009	By:	/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Debtors’ Amended Joint Plan of Reorganization filed July 22, 2009.